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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)        June 5, 1997
                                                ----------------------------

                               Pacific Enterprises
              ------------------------------------------------------
              (Exact name of registrant as specified in its charter)


                                   California
                  ---------------------------------------------
                  (State or other jurisdiction of incorporation


                1-40                             94-0743670
       ----------------------         ------------------------------------
       Commission File Number         (I.R.S. Employer Identification No.)


             555 West Fifth Street, Los Angeles, California 90013-1011
             ---------------------------------------------------------
                     (Address of principal executive offices)
                                  (Zip Code)


                               (213) 895-5000
             ----------------------------------------------------
             (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

The Condensed Statement of Consolidated Cash Flows included in Pacific Enterprises' Quarterly Report to Shareholders for the quarter ended March 31, 1997 incorrectly states the amounts for that quarter for the line items "Increase (Decrease) in Cash and Cash Equivalents" and "Net Cash Used in Investing Activities." The correct amounts are $27 million and $46 million, respectively, as correctly reported in Pacific Enterprises' Quarterly Report on Form 10-Q for the quarter then ended.





SIGNATURE
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PACIFIC ENTERPRISES
---------------------
    (Registrant)



-----------------------------
Ralph Todaro
Vice President and Controller
(Chief Accounting Officer and
duly authorized signatory)
Date:  June 5, 1997